                                                 Exhibit 23


                     Consent of Independent Auditors


We consent to the incorporation by reference of our report dated
January 17, 1996 on the consolidated financial statements and schedule of McDonnell Douglas Corporation and subsidiaries incorporated by reference in the annual report on Form 10-K of McDonnell Douglas Corporation for the year ended December 31, 1995 in the following filings:

- Registration Statement File Number 33-56129 (filed October 21, 1994) on Form S-8, McDonnell Douglas Corporation 1994 Performance and Equity Incentive Plan.

- Registration Statement File Number 33-50063 (filed August 23, 1993) on Form S-8, Employee Savings Plan of McDonnell Douglas Corporation
     - Salaried Plan.

- Post Effective Amendment Number 7 to Registration Statement File Number 2-76396 on Form S-8, Employee Savings Plan of McDonnell Douglas Corporation - Component Plan, filed April 4, 1988.

- Registration Statement File Numbers 33-40207 (filed April 29, 1991) and 33-50059 (filed August 23, 1993) on Form S-8, Employee Thrift Plan of McDonnell Douglas Corporation - Subsidiary Plan.

- Post Effective Amendment Number 1 to Registration Statement File Number 33-11144 on Form S-8, Employee Thrift Plan of McDonnell Douglas Corporation - Hourly Plan, filed April 29, 1988.

- Post Effective Amendment Number 2 to Registration Statement File Number 33-13342 on Form S-8 (which pursuant to Rule 429, also constitutes Post Effective Amendment Number 10 to S-8 Registration Statement File Number 2-64039), Incentive Award Plan, Incentive Compensation Plan and Non-Qualified Stock Option Plan, filed
     April 28, 1989.

- Registration Statement File Number 33-50057 (filed August 23, 1993) on Form S-8, Employee Investment Plan of McDonnell Douglas
     Corporation - Hourly West Plan.

- Registration Statement File Number 33-50055 (filed August 23, 1993) on Form S-8, Employee Investment Plan of McDonnell Douglas
     Corporation - Hourly East Plan.

-    Registration Statement File Numbers 33-26542 (filed January 13,
     1989) and 33-50061 (filed August 23, 1993) on Form S-8, McDonnell Douglas Helicopter Company Savings Plan for Hourly Employees.

- Registration Statement File Number 33-36180 on Form S-3, McDonnell Douglas Corporation Senior Debt Securities, filed August 1, 1990 and Amendment No. 1 thereto filed March 5, 1992.


                                             /s/ Ernst & Young LLP

St. Louis, Missouri
March 21, 1996
                                                       Exhibit  23



                     Consent of Independent Auditors


We consent to the incorporation by reference in this Annual Report (Form 10-K) of McDonnell Douglas Corporation and subsidiaries of our report dated January 17, 1996, included in the 1995 Annual Report to
Shareholders of McDonnell Douglas Corporation and subsidiaries.


                                           /s/ Ernst & Young LLP

St. Louis, Missouri
March 21, 1996